UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
June 1, 2011
Date of report (Date of earliest event reported)
IMAX Corporation
(Exact Name of Registrant as Specified in Its Charter)

Canada	0-24216	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2525 Speakman Drive, Mississauga, Ontario, Canada, L5K 1B1
           (Address of Principal Executive Offices)       (Postal Code)
(905) 403-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The 2011 Annual General Meeting of Shareholders of IMAX Corporation (the “Company”) was held on June 1, 2011.
Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each such matter.
1.	Election of Directors
By a vote by way of show of hands, Martin Pompadur was elected as a Class III director of the Company for a term expiring in 2013 and each of Eric A. Demirian, David W. Leebron and Marc A. Utay were elected as Class II directors of the Company to hold office until the year 2014 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the four directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Martin Pompadur	46,263,656	130,326	10,395,667
Eric A. Demirian	46,272,964	121,018	10,395,667
David W. Leebron	44,611,661	1,782,322	10,395,666
Marc A. Utay	46,136,827	257,155	10,395,667
     In addition to the foregoing directors, the following directors continued in office: Neil S. Braun, Kenneth G. Copland, Richard L. Gelfond, Garth M. Girvan and Bradley J. Wechsler.
2.	Appointment of Auditor
By a vote by way of show of hands, PricewaterhouseCoopers, LLP (“PWC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders and the directors were authorized to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PWC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
56,485,801	178,854	124,994	0
3.	Executive Compensation
By a vote by way of show of hands, the compensation of the Company’s Named Executive Officers was approved. Management received proxies from the shareholders to vote for the approval of the compensation of the Company’s Names Executive Officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,913,002	3,270,929	210,052	10,395,666
4.	Frequency
By a vote by way of show of hands, the Company’s shareholders recommended the advisory vote on executive officers’ compensation be held every two years. Management received proxies from the shareholders to vote for the frequency of future advisory votes on executive officers’ compensation as follows:

1 year	2 years	3 year	Abstentions	Broker Non-Votes
19,335,879	26,360,410	553,993	143,531	10,395,836
Based on the June 1, 2011 results of the shareholders’ non-binding advisory vote on the frequency of the advisory vote on the Company’s executive officers’ compensation, the Company’s Board of Directors determined that an advisory vote on executive officers’ compensation will be conducted every second year, until the next vote on the frequency of such votes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)
Date: June 6, 2011	By:	/s/ Robert D. Lister
		Name:	Robert D. Lister
General Counsel

	By:	/s/ G. Mary Ruby
		Name:	G. Mary Ruby
Corporate Secretary